LOAN AGREEMENT
                                 --------------


     This Loan Agreement ("Loan Agreement") dated as of September 14, 2001 between SpaceLogix, Inc., a Delaware corporation having its principal place of business at 500 Fifth Avenue, New York, NY 10176 (the "Lender") and Vizacom Inc., a Delaware corporation having its principal place of business at 3512 Veterans Memorial Highway, Bohemia, New York 11716 ("Borrower" and together with Lender, the "Parties").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Parties have executed a non-binding Letter of Intent (the "LOI") which contemplates the merger of Lender into one of Borrower's subsidiaries (the "Merger") pursuant to the terms of a merger agreement (the "Merger Agreement") to be negotiated by the Parties;

     WHEREAS, in contemplation of the Merger, the Borrower has requested that Lender to provide a loan in the aggregate principal amount of up to $650,000 in three separate installments (the "Loan," and each installment thereof, an "Installment"); and

     WHEREAS, Lender is willing to furnish such Loan upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     Section 1. AMOUNT AND TERMS OF LOAN

     1.1 LOAN. Subject at all times to all of the terms and conditions of this Loan Agreement, the Lender agrees to extend to the Borrower the Loan in accordance with the provisions of Section 1.7 of this Loan Agreement. Such Loan is to be evidenced by the promissory note (the "Note") delivered by Borrower to Lender in the form set forth as Exhibit A attached hereto.

     1.2 PRINCIPAL AND INTEREST REPAYMENTS. The Note shall bear interest at the rate of 9% per annum and shall mature on demand upon the termination of negotiations of the Merger provided in writing by either of the Parties evidencing an irrevocable breakdown in negotiations, after which demand the principal of, and interest on, the Note shall be payable at the rate of $40,000 per month until paid in full.

     1.3 APPLICATION OF PAYMENTS. Payments by Borrower on the Note shall be applied by Lender first to the payment of any accrued and unpaid interest on the Note, and next to the payment of outstanding principal on the Note.


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     1.4     PREPAYMENT.  The  Note  may be  prepaid in whole at any  time or in part from time to time, together with any accrued interest on the amount prepaid to the date of prepayment without premium or penalty.

     1.5 USE OF PROCEEDS. Approximately $450,000 of the Loan shall be used for the working capital of Borrower's PWR Systems, Inc. subsidiary.

     1.6 LOAN EXTENSION. Notwithstanding Section 1.5, Lender may post cash collateral for one or more stand-by letters of credit for the benefit of Borrower or one of Borrower's subsidiaries, including PWR Systems, Inc., in lieu of funding all or part of the second and/or third Installment.

     1.7     CLOSINGS: LOAN INSTALLMENTS.

             (a)  Payment   of  the  first  Installment  in  an  amount equal to
                  $250,000 shall occur simultaneously with the execution and delivery of this Loan Agreement (the "First Closing Date");

             (b) Payment of the second Installment in an amount equal to $200,000 shall occur simultaneously with the execution and delivery to the Lender by the Borrower of a first draft of the Merger Agreement between the Parties that reasonably reflects the terms contained in the LOI (the "Second Closing Date"); and

             (c) Payment of the third Installment in an amount equal to $200,000 shall occur simultaneously with the execution and delivery of the Merger Agreement by the Parties (the "Third Closing Date").

     Section 2. REPRESENTATIONS AND WARRANTIES OF BORROWER

     The Borrower hereby represents and warrants to Lender that:

     2.1 CORPORATE EXISTENCE. The Borrower is validly existing in good standing under the laws of the State of Delaware, and has the corporate power to engage in the business now conducted by it.

     2.2 AUTHORIZATION. The Borrower has the corporate power and authority to execute, deliver, and perform (i) the Security Agreement dated the date hereof between the Parties (the "Security Agreement"), (ii) this Loan Agreement and (iii) the Note (together with the Loan Agreement and Security Agreement, the "Loan Documents"), to carry out its obligations under the Loan Documents, and has taken all necessary corporate action to authorize the execution and delivery of the Loan Documents. The Loan Documents constitute the valid and binding obligations of the Borrower enforceable in accordance with their respective terms, subject to due authorization, execution and delivery by Lender, except as such enforceability may be limited by bankruptcy, insolvency and other general principles of equity. No consent of any other party and no consent, license, approval or authorization of any governmental authority is required to be obtained by Borrower in connection with the execution, delivery, and performance of the Loan Documents.

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     2.3     NO CONFLICTS.  The  execution and delivery by the Borrower  of  the
Loan Documents does not conflict with or result in the breach of its Certificate of Incorporation or bylaws, any agreement, mortgage or similar instrument under which the Borrower is bound, or any law, rule or regulation of any governmental agency applicable to it.

     2.4 COLLATERAL. All payments due and owing to Borrower under that certain promissory note (the "Serif Note"), dated March 31, 2001, payable by Serif Inc. ("Serif") to Borrower, in the original aggregate principal amount of $987,500, have been timely made. The Serif Note does not grant Serif any right of set-off. The amount outstanding under the Serif Note as of the date hereof is approximately $836,000.

     Section 3. CONDITIONS OF FUNDING

     The obligation of Lender to make the Loan provided for in Section 1.1 shall be subject to the performance, on or prior to the funding of the Loan, of each of the following conditions:

     3.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The representations and warranties of the Borrower set forth in this Loan Agreement shall be true and correct in all material respects as of the date of funding of any Installment, and no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default hereunder shall have occurred and be continuing.

     3.2 REGULATIONS. The making of the Loan and the other transactions contemplated hereby, including but not limited to the execution, delivery and performance of the Loan Documents, shall be in compliance with applicable laws and government regulations imposed upon the Parties.

     Section 4. EVENTS OF DEFAULT AND REMEDIES

     4.1 EVENTS OF DEFAULT. An "Event of Default" shall exist if any one or more of the following shall occur:

     (a) failure by Borrower to pay the principal or interest of the Note or any installment thereof when due, whether on the date fixed for payment or by acceleration or otherwise; provided, however, that failure to pay any principal or interest when due shall not be an Event of Default if such overdue payment is paid within ten business days of such due date; or

     (b) a final judgment for the payment of money in excess of $10,000 shall be rendered against Borrower, and such judgment shall remain undischarged for a period of sixty days from the date of entry thereof unless within such sixty day period such judgment shall be stayed, and appeal taken therefrom and the execution thereon stayed during such appeal; or

     (c) if Borrower shall default in respect of any evidence of indebtedness or under any agreement under which any notes or other evidence of indebtedness of Borrower are issued, if the effect thereof is to cause, or permit the holder or holders thereof to cause, such obligation or obligations in an

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amount  in  excess  of  $10,000  in the  aggregate to become due prior to its or their stated maturity or to permit the acceleration thereof; or

     (d) if Borrower or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of Borrower; or

     (e) if Borrower shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or Borrower shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement, or other relief with respect to it or its debts; or

     (f) there shall be commenced against Borrower any action or proceeding of the nature referred to in paragraph (e) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Borrower, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty days; or

     (g) Borrower enters into an agreement to acquire a business other than SpaceLogix without the consent of SpaceLogix.

     4.2 REMEDIES. Upon the occurrence of an Event of Default the Loan shall be immediately due and payable upon demand.

     Section 5. CLOSING; DELIVERY.

     5.1 SECURITY AGREEMENT. The Borrower shall execute and deliver the Security Agreement to Lender substantially in the form of Exhibit B attached hereto; provided, however, that upon closing of the Merger, the Security Agreement shall be released and the Loan shall be canceled.

     5.2     SHARES.

             (a) The Borrower shall issue to the Lender an aggregate of 400,000 shares of common stock, par value $.001 per share (the "Shares"), of Borrower, as follows:

             (i) on the First Closing Date, Borrower shall issue 200,000 Shares to Lender;

             (ii) on the Second Closing Date, Borrower shall issue 100,000 Shares to Lender;

             (iii) on the Third Closing Date, Borrower shall issue 100,000 Shares to Lender;

             (b) In the event that the Merger does not occur as a result of the action or

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inaction  of  the   Borrower,  including  any  failure  to approve the Merger by the stockholders of Borrower, Lender shall return to Borrower upon retirement of the Note all Shares in excess of 200,000. In the event that the Merger does not occur as a result of the action or inaction of a party other than the Borrower, upon retirement of the Note, one hundred percent (100%) of all Shares issued to Lender pursuant to this Section 5.2 (or the entirety of such lesser amount as may have been issued as of such time pursuant to this Section 5.2) shall be returned immediately to the Borrower for cancellation.

     5.3     NOTE; COLLATERAL

             (a) Borrower shall execute and deliver to the Lender the Note on the First Closing Date, and be obligated to Lender with respect to the first Installment. Upon each of the Second Closing Date and the Third Closing Date, respectively, Borrower shall become obligated to Lender for the sum advanced thereon by evidencing such indebtedness on the Note when such amounts have been funded.

             (b) Borrower shall deliver to the Lender a first priority security interest in the Serif Note, as collateral (the "Collateral") for the Loan upon the terms and conditions set forth in the Security Agreement, subject to Section 5.1 herein. Borrower shall deliver the original Serif Note to David L. Lougee, Esq., counsel to Lender, and which may be released by him to Lender upon the occurrence of an Event of Default and which shall be returned to Borrower upon the earlier of (a) consummation of the Merger or (b) satisfaction in full of all amounts due under the Note.

     5.4     UCC FINANCING STATEMENTS

             (a) All filings of UCC financing statements and all other filings and actions necessary to perfect and maintain the security interests granted to Lender as first, valid and perfected liens in the Collateral shall have been filed or taken, and confirmation thereof received, by Lender.

     Section 6.     MISCELLANEOUS

     6.1. NOTICES. All notices, requests or other communications to either of the parties by the other shall be in writing and shall be deemed duly given on the earlier of the date the same is delivered in person, by facsimile transmission electronically confirmed or by a nationally recognized overnight courier service, or when deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, as follows:

     If to Lender:

     SpaceLogix, Inc.
     500 Fifth Avenue, 14th Flr.
     New York, NY 10176
     Attention: Mark Barbera
     Fax: (212) 575-6589

     With a copy to:


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     David L. Lougee
     Mirick O'Connell & Lougee
     100 Front Street
     Worcester, MA 01608-1477

     If to the Borrower :

     Vizacom Inc.
     3512 Veterans Memorial Highway
     Bohemia, New York 11716
     Attention: President

     With a copy to:

     Neil M. Kaufman, Esq.
     Kaufman & Moomjian, LLC
     50 Charles Lindbergh Boulevard
     Suite 206
     Mitchel Field, New York 11553
     Fax: (516) 222-5110

     Either party may designate by notice in writing to the other a new address to which notices, requests and other communications hereunder shall be given.

     6.2 CONSTRUCTION. This Loan Agreement and all instruments or agreements delivered hereunder shall be governed by and construed in accordance with the laws of the State of New York, excluding therefrom any principles of conflicts of laws. If any of the provisions of this Loan Agreement shall be or become illegal or unenforceable under any law, the other provisions shall remain in full force and effect.

     6.3 SURVIVAL OF AGREEMENTS. Except as herein provided, all agreements, representations and warranties made herein and in any certificate delivered pursuant hereto, shall survive the execution and delivery of this Loan Agreement and the Note, and shall continue in full force and effect until the Loan has been paid in full.

     6.4 ENTIRE AGREEMENT. This Loan Agreement and the other Loan Documents contain the entire agreement between the parties hereto relating to the subject matter hereof, supersede any other agreements relating to the subject matter hereof and may be amended, changed or terminated only by an instrument in writing signed by the parties hereto.

     6.5 WAIVERS. No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege under this Loan Agreement, or any agreement or instrument delivered to Lender hereunder or thereunder, shall operate as a waiver thereof.


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     6.6     CAPTIONS.  Captions used herein are inserted for  convenience  only and shall not be given any legal effect.

     6.7 COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     6.8 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns except that the rights and obligations of the Borrower hereunder may not be assigned or transferred in any respect. The provisions of this Loan Agreement are intended to be for the benefit of any holder, from time to time, of the Note and shall be enforceable by any such holder, whether or not an expressed assignment to such holder of rights under this Loan Agreement has been made by Lender or their successors or assigns.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                     Borrower:

                                     VIZACOM INC.


                                     By:         /s/ Vincent DiSpigno
                                        -------------------------------------
                                        Name:   Vincent DiSpigno
                                        Title:  President



                                     Lender:

                                     SPACELOGIX, INC.


                                     By:        /s/ Wayne Allen
                                        -------------------------------------
                                        Name:   Wayne Allen
                                        Title:  President & CEO


                                     -----------------------------------------
                                     David L. Lougee, Esq., as to Section 5.3


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                                    Exhibits
                                    --------

Exhibit A     Form of Note
Exhibit B     Form of Security Agreement